Exhibit 99.1

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:	Jointly Administered
:
:
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NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF JANUARY 2015

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession

(collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware

the Debtors’ Monthly Operating Report for the Period of January 2015,

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

Docket No. 384 Date Filed: 2/13/15

attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated: Wilmington, Delaware

            February 13, 2015

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Sarah E. Pierce
Anthony W. Clark (I.D. No. 2051)
Sarah E. Pierce (I.D. No. 4648)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

Kenneth S. Ziman
Raquelle L. Kaye
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

- and -

Felicia Gerber Perlman
155 N. Wacker Drive
Chicago, Illinois 60606-1720
Telephone: (312) 407-0700
Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

MONTHLY OPERATING REPORT

UNITED STATES BANKRUPTCY COURT

                     DISTRICT OF DELAWARE

In re DENDREON CORPORATION, et. al	Case No. 14-12515_(LSS)
Reporting Period: January 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b		X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-5	X
Listing of aged accounts payable	MOR-5	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Gregory R. Cox	February 13, 2015
Signature of Authorized Individual*

Gregory R. Cox	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

NOTES

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. Accordingly, this MOR should not be used for investment purposes.

The financial statements presented in MOR-2 and MOR-3 are prepared on a consolidated company basis for the Debtors and non-debtor affiliates.

1. SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

($ 000s)
For the period 1/3/15 - 1/30/15[1]		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated	Corporation	Holdings	Distribution	Manufacturing

Beginning Cash Balance[2]	$115,714	$115,714	$-	$-	$-

Total Cash Receipts	27,461	405	-	27,057	-

Total Cash Disbursements[3]	(24,516)	(24,516)	-	-	-

Intercompany Transfer From / (To) Other Debtors	-	27,057	-	(27,057)	-

Intercompany Transfer From / (To) Non-Debtors	-	-	-	-	-

Net Cash Flow	$2,946	$2,946	$-	$-	$-

Ending Cash Balance[2]	$118,660	$118,660	$-	$-	$-

Notes:

1.1/30/15 represents last day of Debtors’ January weekly cash forecast

2. Excludes restricted cash accounts

3. Cash Disbursements include payroll that was disbursed by Dendreon Corporation through its centralized cash management system for the benefit of subsidiary debtors. Accordingly, disbursement amounts (for the purposes of calculating US Trustee fees) are as follows:

Debtor	Amounts
Dendreon Corporation	18,971
Dendreon Holdings	-
Dendreon Distribution	2,870
Dendreon Manufacturing	2,674

$24,516

1a. BANK RECONCILIATION (OR COPIES OF DEBTORS’ BANK RECONCILIATIONS)

As of 1/31/15

				Restricted Cash Accounts
Bank Description	U.S. Bank	Morgan Stanley Smith Barney	U.S. Bank[1]	U.S. Bank	Wells Fargo
	Operating Account	Investment Account	Payroll Account	Escrow Account	LC Account
Bank Balance	$38,692,789	$79,700,953	$65,708	$214,610	$5,206,518
(+) Deposits in Transit	1,251,268	-	-	-	-
(-) Outstanding Checks	(743,873)	-	(9,183)	-	-
Other	-	(1,186)	-	-	-

Book Balance	$39,200,183	$79,699,766	$56,525	$214,610	$5,206,518

Notes:

1. Account opened during postpetition period

1b. SCHEDULE OF PROFESSIONAL FEES PAID

For the period 1/1/15—1/31/15, no payments were made to retained professionals

1c. COPIES OF BANK STATEMENTS

The Debtors’ bank statements are voluminous and not included herein, but copies will be provided upon request

1d. CASH DISBURSEMENTS JOURNALS

The Debtors’ cash disbursement journals are voluminous and not included herein, but copies will be provided upon request

2. STATEMENT OF OPERATIONS
($ 000s)

For the period 1/1/15 - 1/31/15		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated[1]	Corporation	Holdings	Distribution	Manufacturing

Product Revenue, net	$21,337	$21,337	$-	$-	$-
Royalty and Other Revenue	-	-	-	-	-

Total Revenue	$21,337	$21,337	$-	$-	$-

Operating Expenses:
Cost Of Product Revenue	11,594	11,594	-	-	-
Research and Development	3,337	3,337	-	-	-
Selling, General and Administrative	11,513	11,513	-	-	-
Less: Payroll Expense Included In Categories Above[2]	(7,706)	(7,706)	-	-	-
Payroll Expense[2,3]	7,706	2,162	-	2,870	2,674
Restructuring	49	49	-	-	-

Total Operating Expenses	$26,492	$20,947	$-	$2,870	$2,674

Income / (Loss) from Operations	$(5,155)	$390	$-	$(2,870)	$(2,674)

Other Income / (Expense):
Interest Income	5	5	-	-	-
Interest Expense	(329)	(329)	-	-	-
Other Income / (Expense)	12	12	-	-	-
Reorganization Expense	(3,797)	(3,797)	-	-	-

Net Income / (Loss)	$(9,264)	$(3,720)	$-	$(2,870)	$(2,674)

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only. This modified presentation reflects cash basis payroll of the subsidiary entities, which is funded by Dendreon Corp.

2. The Debtors’ consolidated statement of operations reflects an allocation of payroll expenses among several operating expense categories (i.e., Cost of Product Revenue, R&D and SG&A). For the purpose of presenting payroll by entity without double-counting of such expenses, the cash basis payroll must be deducted before being included separately

3. Payroll Expense (noted above) includes payroll, payroll taxes and 401(k). These amounts are funded to ADP via the US Bank Operating account. For taxation purposes, each legal entity pays separate state employment taxes for the states in which it operates

3. BALANCE SHEET

($ 000s)

As of 1/31/15

Consolidated[1]

Current Assets:
Cash and Cash Equivalents	$88,449
Short-Term Investments	36,179
Trade Accounts Receivable	22,493
Inventory	59,921
Prepaid Expenses and Other Current Assets	23,400

Total Current Assets	$230,442

Property and Equipment, net	100,648
Long-Term Investments	-
Other Assets	3,592

Total Assets	$334,682

Current Liabilities:
Accounts Payable	$5,834
Accrued Liabilities	8,145
Accrued Compensation	19,992
Restructuring Liability	11
Reorganization Liability	5,334
Current Portion of Capital Lease Obligations	29
Current Portion of Facility Lease Obligations	13

Total Current Liabilities	$39,358

Long-Term Liabilities:
Other Long-Term Liabilities	76
Liabilities Subject to Compromise[2]	627,317

Total Liabilities	$666,751

Stockholders’ Equity:
Common Stock	155
Additional Paid-In Capital	2,004,479
Accumulated Other Comprehensive Income	1
Accumulated Deficit	(2,336,704)

Total Stockholders’ Equity (Deficit)	$(332,069)

Total Liabilities and Stockholders’ Equity	$334,682

Notes:
1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only

2. The Debtors are currently working to determine the proper balance and reporting for Liabilities Subject to Compromise

4. STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of 1/31/15 and paid in the ordinary course by the Debtors

5. SUMMARY OF UNPAID POSTPETITION DEBTS

As of 1/31/15

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Postpetition Accounts Payable	$5,833,977	$5,833,977	$-	$-	$-

6. ACCOUNTS RECEIVABLE RECONCILLIATION & AGEING

As of 1/31/15

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Gross Accounts Receivable	$24,959,774	$24,892,696	$453,616	$ (426,607)	$40,069

Accounts Receivable Offset - Chargebacks	(2,466,801)

Net Accounts Receivable	$22,492,974

7. DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below	X

5. Has any bank account been opened during the reporting period? If yes, provide  documentation identifying the opened account(s). If an investment account has been  opened provide the required documentation pursuant to the Delaware Local Rule  4001-3

X

DENDREON CORP.

Cash Flow Forecast

(Dollars in Thousands)

	Projected
Week:	1	2	3	4	5	6	7	8	9	10	11	12	13	13-Week
Ending Date:	2/13/15	2/20/15	2/27/15	3/6/15	3/13/15	3/20/15	3/27/15	4/3/15	4/10/15	4/17/15	4/24/15	5/1/15	5/8/15	Total

Beginning Book Cash Balance	$110,654	$114,027	$98,677	$499,714	$499,684	$499,684	$495,981	$501,187	$504,157	$504,157	$493,592	$490,542	$490,512	$110,654

RECEIPTS

Operating [1]	$6,453	$4,419	$1,037	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$11,910

Other [2]	15	15	400,000	-	-	-	5,206	3,000	-	-	-	-	-	408,236

TOTAL RECEIPTS	$6,468	$4,434	$401,037	$-	$-	$-	$5,206	$3,000	$-	$-	$-	$-	$-	$420,146

DISBURSEMENTS

U.S. Operations
Payroll [3]	$(200)	$(13,383)	$-	$(30)	$-	$(30)	$-	$(30)	$-	$(1,903)	$-	$(30)	$-	$(15,606)
Occupancy	(96)	(205)	-	-	-	-	-	-	-	-	-	-	-	(301)
Other Operating	(2,767)	(2,325)	-	-	-	-	-	-	-	-	-	-	-	(5,092)

Subtotal	$(3,062)	$(15,913)	$-	$(30)	$-	$(30)	$-	$(30)	$-	$(1,903)	$-	$(30)	$-	$(20,999)

E.U. Operations	$(33)	$(654)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$(687)

Restructuring & Other [4]	$-	$(3,217)	$-	$-	$-	$(3,673)	$-	$-	$-	$(8,662)	$(3,050)	$-	$-	$(18,602)

TOTAL DISBURSEMENTS	$(3,095)	$(19,784)	$-	$(30)	$-	$(3,703)	$-	$(30)	$-	$(10,565)	$(3,050)	$(30)	$-	$(40,288)

NET CASH FLOW	$3,373	$(15,349)	$401,037	$(30)	$-	$(3,703)	$5,206	$2,970	$-	$(10,565)	$(3,050)	$(30)	$-	$379,858

Ending Book Cash Balance	$114,027	$98,677	$499,714	$499,684	$499,684	$495,981	$501,187	$504,157	$504,157	$493,592	$490,542	$490,512	$490,512	$490,512

[1] -	Collections forecast for the week ended 2/27, represent anticipated distributor receipts through the sale close

[2] -	Collections in the weeks ended 3/27 and 4/3 represent the recovery of LC collateral and Derivatives Lawsuit proceeds, respectively

[3] -	Post sale payroll amounts reflect CEO pay. Additional payroll amounts are possible and subject to estate wind down needs

[4] -	Estate wind down costs are not separately forecast, as a large portion of the costs are embedded in professional fees. However, additional estate wind down costs, primarily related to personnel, are anticipated but not reflected in the current forecast

NOTE: Please note that the cash flow projections contemplate a sale closing during the week ended 2/27/15 under the terms of the Amended and Restated Acquisition Agreement, dated as of February 4, 2015, with Valeant. Also, while the cash flows reflect the continued payment of professional fee in the normal course, the forecast does not include the following items:

• Professionals fees or catch up payments after the week ended 5/8/15

• Certain estate wind down costs (see description in note 4)

• Payment of cure costs or other Retained Liabilities of the Debtors